Exhibit A
                                     70-8205

                                   CSW ENERGY
                        LETTERS OF CREDIT AND GUARANTEES
                 ISSUED IN CONJUNCTION WITH PROJECT DEVELOPMENT


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                         FEES   FEES     REFERENCE
PROJECT    *    AMOUNT    PD   PAYABLE    NUMBER     MATURITY   BENEFICIARY   OBLIGOR    PURPOSE    AUTHORITY


None Outstanding as of December 31, 1998.

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